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                                                                EXHIBIT 10.18(E)

                               THIRD AMENDMENT TO
                       THE THOMSON ADVISORY GROUP 401(k)
                          SAVINGS AND INVESTMENT PLAN

        WHEREAS, Thomson Advisory Group L.P. (TAG) sponsors the Thomson Advisory Group 401(k) Savings and Investment Plan (the Plan); and

        WHEREAS, TAG will change its name to PIMCO Advisors L.P. on November 15, 1994 (the Closing Date); and

        WHEREAS, the Board is desirous of amending the Plan to reflect impending changes in the Plan; and

        WHEREAS, certain equity subsidiaries and subpartnerships of PIMCO Advisors L.P. will also adopt the Plan for the benefit of their employees; and

        WHEREAS, it is intended that the Plan participants who are employees of adopting employers on or after the closing date will receive credit for eligibility and vesting service with respect to certain employment with their predecessor employers; and

        WHEREAS, it is intended that the investment funds offered to participants will be changed; and

        WHEREAS, it is intended that other changes will be made to the Plan as set forth in this amendment;

        NOW, THEREFORE, BE IT RESOLVED by the Board that the Plan be and it hereby is amended effective as of November 15, 1994, except as otherwise indicated, in the following respects, to wit:

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1.  The name of the Plan shall be changed to PIMCO Advisors 401(k) Savings and
    Investment Plan wherever it appears.

2. Section 1.06 of Article 1 of the Plan shall be amended by deletion of the phrase "The Board of Directors of Thomson Advisory Group Inc. and the substitution of the phrase "The Equity Board of PIMCO Advisors L.P." in its place therein.

3. Section 1.07 of Article 1 of the Plan shall be amended by replacing the word "Company" where it appears in that Section with "The Unit Incentive Committee of PIMCO Advisors L.P.".

4. Section 1.08(b) of Article 1 of the Plan shall be amended in its entirety so that it reads as follows:

    "(b) Columbus Circle Investors, Parametric Portfolio Associates, NFJ Investment Group, Cadence Capital Management, Blairlogie Capital Management (US office), PIMCO Advisors Distribution Company (formerly named Thomson Investor Services Inc.; and any other business entity which duly adopts the Plan with the approval of the Board of Directors."

5. The second sentence of Section 1.26(a) of Article 1 of the Plan shall be amended in its entirety so that it reads as follows:

          "For purposes of eligibility and vesting, employees of Thomson Advisory Group L.P., Thomson Investor Services Inc., Pacific Financial Asset Management Corporation, Pacific Mutual Life Insurance Company or Pacific Investment Management Company or any of their subsidiaries (hereinafter referred to as Predecessor Employers) on November 15, 1994 who are or become Eligible

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           Employees on or after November 15, 1994 shall receive Service for eligibility with respect to this period of employment with a Predecessor Employer for the period beginning on the later of the date such Eligible Employee was employed by a Predecessor Employer or January 1, 1989."

6.  Article 1 of the Plan shall be amended by adding the following sections:

    "1.31  Cadence Capital Management
           --------------------------

           A Delaware general partnership formed by Thomson Advisory Group L.P. and one of its subsidiaries.

     1.32  Columbus Circle Investors
           -------------------------

           A Delaware general partnership formed by Thomson Advisory Group L.P. and one of its subsidiaries.

     1.33  NFJ Investment Group
           --------------------

           A Delaware general partnership formed by Thomson Advisory Group L.P. and one of its subsidiaries.

     1.34  Parametric Portfolio Associates
           -------------------------------

           A Delaware general partnership formed by Thomson Advisory Group L.P. and one of its subsidiaries.

     1.35  Blairlogie Capital Management (US Office)
           -----------------------------------------

           The United States office of Blairlogie Capital Management a United Kingdom limited partnership.

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     1.36  Thomson Advisory Group L.P.
           ---------------------------

           A Delaware limited partnership which is the sponsor of the Plan and the name of which will be changed to PIMCO Advisors L.P.

     1.37  Thomson Advisory Group Inc.
           ----------------------------

           A Delaware corporation which was the general partner of Thomson Advisory Group L.P. until the closing of the consolidation of the business of Thomson Advisory Group L.P. and certain of the investment advisory businesses of Pacific Financial Asset Management Corporation.

     1.38  Thomson Investor Services Inc.
           ------------------------------

           A Delaware corporation and an affiliate of Thomson Advisory Group L.P. and the name of which will be changed to PIMCO Advisors Distribution Company.

     1.39  Pacific Financial Asset Management Corporation
           ----------------------------------------------

           A California corporation which is consolidating certain of its businesses with Thomson Advisory Group L.P.

     1.40  Pacific Mutual Life Insurance Company
           -------------------------------------

           A California insurance company which is the indirect parent of Pacific Financial Asset Management Corporation.

     1.41  Pacific Investment Management Company
           -------------------------------------

           A California corporation and an indirect subsidiary of Pacific Mutual Life Insurance Company."

7. Section 2.01(a) of Article 2 of the Plan shall be restated in its entirety to read as follows:

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     "(a)  Each Eligible Employee on November 15, 1994 who was a Participant of
           the Plan on November 14, 1994 shall continue as a Participant."

8. Section 2.01(b) of Article 2 of the Plan shall be amended by the addition of the phrase "November 15, 1994 or" before the word "January" where it appears in that subsection.

9. Section 3.01 of Article 3 of the Plan shall be amended by deletion of "1%" and the substitution of "2%" in its place therein.

10. Effective January 1, 1995 Section 3.03(a) of Article 3 of the Plan shall be amended in its entirety to read as follows:

     "(a) Matching Contributions - Effective January 1, 1995, the Matching
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          Contribution will be 100% of the Participant's Elective Deferral
          Contributions each payroll period which do not exceed 6% of the Participant's Compensation for each payroll period. Only Elective Deferral Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02 shall be matched. No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c)."

11. Section 3.03(d) of Article 3 of the Plan shall be amended by deletion of the phrase "$200,000 limit (as indexed) imposed by Code Section 401(a)(17)" and the substitution of the phrase "$150,000 as adjusted in accordance with
     Section 401(a)(17)(B) of the Code" in its place therein.

12. A new sentence shall be added at the end of Section 3.03(d) which shall read as follows:

          "For purposes of satisfying the 1,000 hour requirement for the Plan Year ending December 31, 1994, hours of employment with Thomson Advisory Group L.P.,

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          Thomson Investor Services Inc., Pacific Financial Asset Management
          Corporation, Pacific Mutual Life Insurance Company or Pacific Investment Management Company or any of their subsidiaries earned for the period beginning January 1, 1994 and ending November 15, 1994 shall be counted."

13. Section 5.02(a) of Article 5 of the Plan shall be amended by the deletion of "10%" and the substitution of " 1% " in its place therein.

14. Section 5.02(c) of Article 5 of the Plan shall be amended by deletion of "10%" and the substitution of " 1% " in its place therein.

15. Section 5.03 of the Plan is hereby amended in its entirety to read as follows:

     "5.03 Investment Funds
           ----------------

           The Trust Fund shall be divided into such investment funds as designated by the Committee from time to time and approved by the Trustee for the investment of all Accounts, which shall be administered as a unit. Such investment funds may include mutual funds for which the Company of any of its affiliates acts as the investment advisor."

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